Neuberger Berman Income Funds®

Neuberger Berman Floating Rate Income Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration High Income Fund

Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2018, as amended and supplemented

Thomas P. O’Reilly, co-Portfolio Manager to Neuberger Berman Floating Rate Income Fund,  Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund, has announced his decision to retire on or about December 31, 2019.  Mr. O’Reilly will cease his portfolio management responsibilities at that time.

Messrs. Stephen J. Casey, Daniel Doyle and Joseph P. Lynch will continue to manage Neuberger Berman Floating Rate Income Fund after Mr. O’Reilly’s retirement.

Messrs. Russ Covode, Daniel Doyle, Patrick Flynn and Joseph Lind will continue to manage Neuberger Berman High Income Bond Fund after Mr. O’Reilly’s retirement.

Messrs. Russ Covode, Daniel Doyle, Patrick Flynn and Joseph Lind will continue to manage Neuberger Berman Short Duration High Income Fund after Mr. O’Reilly’s retirement.

The date of this supplement is December 13, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com